United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2005

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza

1313 North Market Street

Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01                                    Other Events.

On Tuesday, April 5, 2005, Hercules Incorporated (“Hercules”) issued a news release announcing receipt of a court opinion.

The news release is furnished as an exhibit hereto and incorporated by reference herein.

Item 9.01                                    Financial Statements and Exhibits.

c.                                       Exhibits.

                                                                                                                                      99.1                                                        News Release of Hercules Incorporated dated April 5, 2005

SIGNATURE

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2005

By:

HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	News Release of Hercules Incorporated dated March 3, 2005